EXHIBIT 32

                                  CERTIFICATION
                         PURSUANT TO 18 U.S.C. Sec.1350

     In connection with the report on Form 10-Q of New York Health Care, Incfor the quarter ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the registrant certifies pursuant to 18 U.S.C. Section 1350 that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Dated:  November 13, 2003                           /s/  Jerry  Braun
                                                    -----------------
                                                    Jerry Braun, President and
                                                    Chief  Executive  Officer

Dated:  November 13, 2003                           /s/ Jacob Rosenberg
                                                    -------------------
                                                    Jacob Rosenberg, Vice
                                                    President, Chief Operating
                                                    Officer, Chief Accounting
                                                    Officer, and Secretary


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